RAIT Financial Trust Announces Fourth Quarter and Fiscal 2010 Financial Results

PHILADELPHIA, PA — February 10, 2011 — RAIT Financial Trust (“RAIT”) (NYSE: RAS) today announced results for the fourth quarter and year ended December 31, 2010. RAIT reported net income allocable to common shares for the three-month period ended December 31, 2010 of $29.5 million, or $0.29 total earnings per share — diluted based on 103.0 million weighted-average shares outstanding – diluted, as compared to net income allocable to common shares for the three-month period ended December 31, 2009 of $15.6 million, or $0.24 total earnings per share – diluted based on 66.3 million weighted-average shares outstanding – diluted. RAIT reported net income allocable to common shares for the year ended December 31, 2010 of $98.2 million, or $1.11 total earnings per share – diluted based on 88.3 million weighted-average shares outstanding – diluted, as compared to net loss allocable to common shares for the year ended December 31, 2009 of $441.2 million, or $6.77 total loss per share – diluted based on 65.2 million weighted-average shares outstanding – diluted.

RAIT also reported the following:

-
REIT Taxable Income. RAIT announced estimated REIT taxable income, a non-GAAP financial measure, of $11.3 million for the year ended December
31, 2010, as compared to a tax loss of $35.5 million for the year ended
December 31, 2009. A reconciliation of RAIT’s reported net income
(loss) to its estimated REIT taxable income, including management’s rationale for the usefulness of this non-GAAP financial measure, is included as Schedule I to this release.

-
Operating Income. Income before other income, taxes and discontinued
operations increased to $1.9 million during the quarter ended December
31, 2010 as compared to a loss of $18.6 million during the quarter ended
December 31, 2009.

-	Rental Income. Rental income increased 49.6% to $20.2 million during the quarter ended December 31, 2010 from $13.5 million during the quarter ended December 31, 2009.
-	Average Occupancy. The average occupancy of RAIT’s portfolio of directly held investments in real estate increased to 79.2% at December 31, 2010 from 69.8% at December 31, 2009.
-
Non-Accrual CRE Loans. The unpaid principal balance of RAIT’s non-accrual commercial real estate loan portfolio decreased to $122.3 million at December 31, 2010 as compared to $171.4 million at December
31, 2009. Provision for losses on RAIT’s commercial real estate loan portfolio decreased to $2.5 million for the quarter ended December 31,
2010 as compared to $22.5 million for the quarter ended December 31,
2009.

-
CRE CDO Coverage Tests. As of December 31, 2010, RAIT CRE CDO I, Ltd’s.
overcollateralization test was passing at 123.7% with a trigger of 116.2%
and RAIT Preferred Funding II, Ltd’s. overcollateralization test was passing at 113.5% with a trigger of 111.7%.

-	Gains on Debt Repurchases. RAIT generated $20.3 million in gains on debt repurchases during the quarter ended December 31, 2010 through repurchases of $28.5 million of RAIT’s CDO notes payable.
-
Debt Reduction. RAIT’s debt to equity ratio improved to 2.3 times at
December 31, 2010 as compared to 3.0 times at December 31, 2009. RAIT’s recourse debt decreased from $398.5 million at December 31, 2009 to
$293.6 million at December 31, 2010.

-
Investments in Real Estate. As of December 31, 2010, RAIT had
investments in real estate of $841.5 million as compared to $738.2 million at December 31, 2009. During the three-months ended December 31,
2010, RAIT converted two loans, secured by multi-family properties, with a carrying value of $30.4 million, to owned real estate properties. As of December 31, 2010, RAIT has categorized an owned property with a carrying value of $48.9 million as an asset held for sale. The revenue and expense associated with this property has been reclassified to income from discontinued operations.

-
Acquired Non-Traded Public REIT. On January 20, 2011, RAIT acquired a development stage, non-traded public REIT and subsequently changed its name to Independence Realty Trust, Inc.  (“Independence”). RAIT paid approximately $2.3 million for Independence and certain of its affiliated entities including the entity that serves as Independence’s external advisor.  RAIT will be the sponsor of Independence’s offering and expects
Independence to raise capital for investing in commercial real estate assets.

-
Preferred Dividends. On October 28, 2010, RAIT’s Board of Trustees
declared fourth quarter 2010 cash dividends of $0.484375 per share on
RAIT’s 7.75% Series A Cumulative Redeemable Preferred Shares, $0.5234375
per share on RAIT’s 8.375% Series B Cumulative Redeemable Preferred
Shares and $0.5546875 per share on RAIT’s 8.875% Series C Cumulative
Redeemable Preferred Shares that were paid on December 31, 2010 to holders of record on December 1, 2010. On January 25, 2011, RAIT’s Board
of Trustees declared a first quarter 2011 cash dividend of $0.484375 per share on RAIT’s 7.75% Series A Cumulative Redeemable Preferred Shares,
$0.5234375 per share on RAIT’s 8.375% Series B Cumulative Redeemable
Preferred Shares and $0.5546875 per share on RAIT’s 8.875% Series C
Cumulative Redeemable Preferred Shares. The dividends will be paid on
March 31, 2011 to holders of record on March 1, 2011.

-
Annual Common Dividend. On January 10, 2011, RAIT announced that RAIT’s
Board of Trustees declared a 2010 annual cash dividend on RAIT’s common shares of $0.03 per common share. The dividend was paid on January 31,
2011 to holders of record on January 21, 2011. The Board decided to continue its approach of considering whether to declare a dividend on
RAIT’s common shares related to RAIT’s 2011 annual REIT distribution requirements once a full year of RAIT’s 2011 REIT taxable income is available.

Liquidity

As of December 31, 2010, RAIT had $27.2 million of cash and cash equivalents and $16.0 million of unused capacity in RAIT’s two CRE securitizations to invest in commercial real estate assets. At December 31, 2010, RAIT had carrying amounts of $293.6 million of recourse indebtedness (comprised of $143.5 million of outstanding 6.875% Convertible Senior Notes and $150.1 million of other recourse indebtedness) and $1.5 billion of non-recourse indebtedness as compared to $398.5 million of recourse indebtedness (comprised of $245.9 million of outstanding 6.875% Convertible Senior Notes and $152.6 million of other recourse indebtedness) and $1.7 billion of non-recourse indebtedness at December 31, 2009.

Key Statistics
(Unaudited and dollars in thousands, except per share information)

As of or For the Three-Month Periods Ended

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Financial Statistics:
Assets under management	$3,837,526	$3,901,342	$4,014,556	$9,911,824	$10,126,853
Debt to equity ratio	2.3x	2.6x	2.7x	2.8x	3.0x
Total revenue	$37,118	$36,484	$37,137	$42,689	$38,475
Recourse debt maturing in one year	$41,489	$7,919	$9,919	$10,905	$24,390
Earnings per share — diluted	$0.29	$0.16	$0.27	$0.41	$0.24
Commercial Real Estate (“CRE”) Loan Portfolio:
CRE loans— unpaid principal	$1,173,141	$1,216,875	$1,288,466	$1,305,816	$1,360,811
Non-accrual loans — unpaid principal	$122,306	$143,212	$131,377	$132,978	$171,372
Non-accrual loans as a % of reported loans	10.4%	11.8%	10.2%	10.2%	12.6%
Reserve for losses	$61,931	$73,029	$70,699	$68,850	$78,636
Reserves as a % of non-accrual loans	50.6%	51.0%	53.8%	51.8%	45.9%
Provision for losses	$2,500	$10,813	$7,644	$17,350	$22,500
CRE Property Portfolio:
Reported investments in real estate	$841,488	$823,881	$803,548	$795,952	$738,235
Number of properties owned	47	47	47	46	39
Multifamily units owned	8,311	8,231	7,893	7,893	6,967
Office square feet owned	1,632,978	1,634,997	1,732,626	1,550,401	1,350,177
Retail square feet owned	1,116,112	1,069,588	1,069,588	1,069,652	1,069,643
Average occupancy data:
Multifamily	85.5%	84.6%	83.5%	78.0%	77.7%
Office	67.8%	52.5%	55.5%	54.2%	48.2%
Retail	58.8%	57.7%	58.7%	60.1%	58.0%

Total	79.2%	74.8%	74.4%	70.8%	69.8%

Conference Call

All interested parties can listen to the live conference call webcast at 10:00 AM EST on Thursday, February 10, 2011 from the home page of the RAIT Financial Trust website at www.raitft.com or by dialing 866.383.8009, access code 54750416. For those who are not available to listen to the live call, the replay will be available shortly following the live call on RAIT’s website and telephonically until Thursday, February 17, 2011, by dialing 888.286.8010, access code 87219017.

About RAIT Financial Trust

RAIT Financial Trust manages a portfolio of real estate related assets, provides a comprehensive set of debt financing options to the real estate industry and invests in real estate-related assets. RAIT’s management uses its experience, knowledge and relationship network to seek to generate and manage real estate related investment opportunities for RAIT and for outside investors. For more information, please visit www.raitft.com or call Investor Relations at 215.243.9000.

Forward-Looking Statements and Disclosures

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to financing availability and capital proceeds; and uncertainties relating to the public offering of Independence’s common stock. This is neither an offer nor a solicitation to purchase securities.

RAIT Financial Trust Contact
Andres Viroslav
215-243-9000
aviroslav@raitft.com

RAIT Financial Trust
Consolidated Statements of Operations
(Dollars in thousands, except share and per share information)
(unaudited)

	For the Three-Month		For the Years
	Periods Ended		Ended
	December 31		December 31
	2010	2009	2010	2009
Revenue:
Investment interest income	$36,200	$44,128	$153,955	$381,979
Investment interest expense	(21,939)	(25,398)	(91,142)	(255,604)

Net interest margin	14,261	18,730	62,813	126,375
Rental income	20,170	13,487	72,373	44,637
Fee and other income	2,687	6,258	18,242	26,498

Total revenue	37,118	38,475	153,428	197,510
Expenses:
Real estate operating expense	13,985	13,087	56,824	41,399
Compensation expense	7,028	8,109	28,732	27,578
General and administrative expense	3,644	6,876	18,232	21,770
Provision for losses	2,500	22,500	38,307	226,567
Asset impairments	—	—	—	46,015
Depreciation Expense	7,929	6,103	27,832	19,715
Amortization of intangible assets	149	369	822	1,407

Total expenses	35,235	57,044	170,749	384,451
Income (loss) before other income (expense), taxes and discontinued operations	1,883	(18,569)	(17,321)	(186,941)
Interest and other income (expense)	75	2,485	422	5,643
Gains (losses) on sale of assets	10	(1,147)	11,626	(376,751)
Gains on extinguishment of debt	20,285	20,455	71,575	115,869
Change in fair value of financial instruments	10,720	13,819	45,840	1,563
Unrealized gains (losses) on interest rate hedges	(4)	1	46	(470)
Equity in income (loss) of equity method investments	—	(1)	4	(12)

Income (loss) before taxes and discontinued operations	32,969	17,043	112,192	(441,099)
Income tax benefit (provision)	(2,086)	1,399	(1,602)	958

Income (loss) from continuing operations	30,883	18,442	110,590	(440,141)
Income (loss) from discontinued operations	1,953	41	323	(840)

Net income (loss)	32,836	18,483	110,913	(440,981)
(Income) loss allocated to preferred shares	(3,414)	(3,414)	(13,641)	(13,641)
(Income) loss allocated to noncontrolling interests	77	519	880	13,419

Net income (loss) allocable to common shares	$29,499	$15,588	$98,152	$(441,203)

Earnings (loss) per share—Basic:
Continuing operations	$0.27	$0.24	$1.13	$(6.76)
Discontinued operations	0.02	—	—	(0.01)

Total earnings (loss) per share—Basic	$0.29	$0.24	$1.13	$(6.77)

Weighted-average shares outstanding—Basic	100,803,777	65,841,545	86,854,265	65,205,233
Earnings (loss) per share—Diluted:
Continuing operations	$0.27	$0.24	$1.11	$(6.76)
Discontinued operations	0.02	—	—	(0.01)

Total earnings (loss) per share—Diluted	$0.29	$0.24	$1.11	$(6.77)

Weighted-average shares outstanding—Diluted	103,009,649	66,266,358	88,252,012	65,205,233

RAIT Financial Trust
Consolidated Balance Sheets
(Dollars in thousands, except share and per share information)
(unaudited)

	As of
	December 31,	As of
	2010	December 31, 2009
Assets
Investments in mortgages and loans, at amortized cost:
Commercial mortgages, mezzanine loans, other loans and preferred equity interests	$1,219,110	$1,467,566
Allowance for losses	(69,691)	(86,609)

Total investments in mortgages and loans	1,149,419	1,380,957
Investments in real estate	841,488	738,235
Investments in securities and security-related receivables, at fair value	705,451	694,897
Cash and cash equivalents	27,230	25,034
Restricted cash	176,723	156,167
Accrued interest receivable	37,138	37,625
Other assets	32,840	28,105
Deferred financing costs, net of accumulated amortization of $9,943 and $7,290, respectively	19,954	23,778
Intangible assets, net of accumulated amortization of $1,777 and $82,929, respectively	3,189	10,178
Total assets	$2,993,432	$3,094,976

Liabilities and Equity
Indebtedness:
Recourse indebtedness	$293,581	$398,483
Non-recourse indebtedness	1,544,596	1,678,640

Total indebtedness	1,838,177	2,077,123
Accrued interest payable	19,925	17,432
Accounts payable and accrued expenses	25,089	21,889
Derivative liabilities	184,878	186,986
Deferred taxes, borrowers’ escrows and other liabilities	6,833	21,625
Total liabilities	2,074,902	2,325,055
Equity:
Shareholders’ equity:
Preferred shares, $0.01 par value per share, 25,000,000 shares authorized; 7.75% Series A cumulative redeemable preferred shares, liquidation preference $25.00 per share, 2,760,000 shares issued and outstanding	28	28
8.375% Series B cumulative redeemable preferred shares, liquidation preference $25.00 per share, 2,258,300 shares issued and outstanding	23	23
8.875% Series C cumulative redeemable preferred shares, liquidation preference $25.00 per share, 1,600,000 shares issued and outstanding	16	16
Common shares, $0.01 par value per share, 200,000,000 shares authorized, 105,900,570 and 74,420,598 issued and outstanding, including 14,159 unvested restricted share awards at December 31, 2009	1,060	744
Additional paid in capital	1,691,681	1,630,428
Accumulated other comprehensive income (loss)	(127,602)	(118,973)
Retained earnings (deficit)	(647,110)	(745,262)

Total shareholders’ equity	918,096	767,004
Noncontrolling interests	434	2,917
Total equity	918,530	769,921
Total liabilities and equity	$2,993,432	$3,094,976

Schedule I
RAIT Financial Trust
Reconciliation of Net Income (Loss) and Total Taxable Income (Loss) and
Estimated REIT Taxable Income (Loss) (1)
(Dollars in thousands, except share and per share amounts)
(unaudited)

	For the Three- Month Periods		For the Years
	Ended December 31		Ended December 31
	2010	2009	2010	2009

Net income (loss), as reported	$32,836	$18,483	$110,913	$(440,981)
Add (deduct):
Provision for losses	2,500	22,500	38,307	226,567
Charge-offs on allowance for losses	(6,359)	(30,001)	(47,787)	(152,014)
Domestic TRS book-to-total taxable income differences:
Income tax provision (benefit)	2,086	(1,399)	1,602	(958)
Fees received and deferred in consolidation	198	—	—	—
Stock compensation, forfeitures and other temporary tax differences	(5)	656	93	829
Capital loss carry-forward offsetting capital gains	—	—	(7,938)	—
Asset Impairments	—	—	—	46,015
Capital losses not offsetting capital gains and other temporary tax differences	(508)	1,447	108	377,096
Change in fair value of financial instruments, net of noncontrolling interests (2)	(10,720)	(13,819)	(45,840)	(23,822)
Amortization of intangible assets	149	369	822	1,407
CDO investments aggregate book-to-taxable income differences (3)	(12,731)	(19,557)	(50,768)	(69,314)
Accretion of (premiums) discounts	—	1,443	—	1,232
Other book to tax differences	328	(2,662)	5,347	(2,520)

Total taxable income (loss)	7,774	(22,540)	4,859	(36,463)
Less: Taxable income attributable to domestic TRS entities	690	3,062	6,113	(4,051)
Plus: Dividends paid by domestic TRS entities	—	—	14,000	5,013
Less: Deductible preferred share dividends	(3,414)	—	(13,641)	—

Estimated REIT taxable income (loss)(4)	$5,050	$(19,478)	$11,331	$(35,501)

(1)	Total taxable income (loss) and REIT taxable income (loss) are non-GAAP financial measurements, and do not purport to be an alternative to reported net income determined in accordance with GAAP as a measure of operating performance or to cash flows from operating activities determined in accordance with GAAP as a measure of liquidity. RAIT’s total taxable income (loss) represents the aggregate amount of taxable income (loss) generated by RAIT and by RAIT’s domestic and foreign Taxable REIT Subsidiaries (“TRSs”). REIT taxable income (loss) is calculated under U.S. federal tax laws in a manner that, in certain respects, differs from the calculation of net income pursuant to GAAP. REIT taxable income (loss) excludes the undistributed taxable income of RAIT’s domestic TRSs, which is not included in REIT taxable income (loss) until distributed to RAIT. Subject to TRS value limitations, there is no requirement that RAIT’s domestic TRSs distribute their earnings to RAIT. REIT taxable income (loss), however, generally includes the taxable income of RAIT’s foreign TRSs because RAIT will generally be required to recognize and report RAIT’s taxable income on a current basis. Since RAIT is structured as a REIT and the Internal Revenue Code requires that RAIT distribute substantially all of RAIT’s net taxable income in the form of distributions to RAIT’s shareholders, RAIT believes that presenting the information management uses to calculate RAIT’s REIT taxable income (loss) is useful to investors in understanding the amount of the minimum distributions that RAIT must make to its shareholders so as to comply with the rules set forth in the Internal Revenue Code. Because not all companies use identical calculations, this presentation of total taxable income (loss) and REIT taxable income (loss) may not be comparable to other similarly titled measures as determined and reported by other companies.

(2)	Change in fair value of financial instruments is reported net of allocation to noncontrolling interests of $(22,258) for the year ended December 31, 2009.

(3)	Amounts reflect the aggregate book-to-taxable income differences and are primarily comprised of (a) unrealized gains on interest rate hedges within CDO entities that Taberna consolidated, (b) amortization of original issue discounts and debt issuance costs and (c) differences in tax year-ends between Taberna and its CDO investments.

(4)	Before the deduction for the common dividend paid in January 2011 totaling $3.2 million and the use of $8.1 million of RAIT’s net operating loss carryforward from 2009. As of December 31, 2010, RAIT has an estimated tax net operating loss carry-forward of approximately $27.4 million that may be used to offset its future REIT taxable income.